Derivatives (Details 1) - Interest Rate Contracts [Member] - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2015	Dec. 31, 2014
Net losses recorded in accumulated other comprehensive income (loss) and Income relating to the cash flow derivative
Net amount of gain (loss) recognized in OCI (Effective Portion)	$ (73)	$ 17
Net amount of gain (loss) reclassified from OCI to interest income	0	0
Net amount of gain (loss) recognized in other non interest income (Ineffective Portion)	$ 0	$ 0